                                                                Exhibit 10(v) A3



                            CASH MANAGEMENT AGREEMENT




                            Dated: as of May 31, 2001




                                      AMONG



                          ALEXANDER'S KINGS PLAZA, LLC,

                          ALEXANDER'S OF KINGS, LLC AND

                               KINGS PARKING, LLC
                            (collectively, Borrower),


                                       and


                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                    (Lender)

                                TABLE OF CONTENTS

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                                                                                   ----
1.   DEFINITIONS................................................................     2


2.   THE ACCOUNTS...............................................................     5

         Section 2.1       Establishment of Accounts............................     5
         Section 2.2       Deposits into Lockbox Account........................     5
         Section 2.3       Account Name.........................................     6
         Section 2.4       Eligible Accounts....................................     6
         Section 2.5       Permitted Investments................................     6

3.   DEPOSITS...................................................................     7

         Section 3.1       Transfer to the Cash Management Account..............     7
         Section 3.2       Disbursements from the Cash Management Account.......     7
         Section 3.3       The Initial Deposits.................................     8

4.   WITHDRAWALS................................................................     8

         Section 4.1       Withdrawals From the Cash Management Account.........     8
         Section 4.2       Sole Dominion and Control............................     8

5.   PLEDGE OF ACCOUNTS.........................................................     8

         Section 5.1       Security for Obligations.............................     8
         Section 5.2       Rights on Default....................................     9
         Section 5.3       Financing Statement; Further Assurances..............     9
         Section 5.4       Continuing Security Interest.........................     9

6.   RIGHTS AND DUTIES OF LENDER................................................     9

         Section 6.1       Reasonable Care......................................     9
         Section 6.2       Indemnity............................................    10
         Section 6.3       Reliance.............................................    10
         Section 6.4       Lender Appointed Attorney-In-Fact....................    10
         Section 6.5       Servicing............................................    10

7.   REMEDIES...................................................................    10

         Section 7.1       Remedies.............................................    10
         Section 7.2       Waiver...............................................    11

8.   MISCELLANEOUS..............................................................    11

         Section 8.1       Transfers and Other Liens............................    11
         Section 8.2       No Liability of Lender...............................    11
         Section 8.3       No Waiver............................................    11
         Section 8.4       Expenses.............................................    12
         Section 8.5       Entire Agreement.....................................    12
         Section 8.6       Successors and Assigns...............................    12
         Section 8.7       Notices..............................................    12
         Section 8.8       Captions.............................................    12
         Section 8.9       Governing Law........................................    12

                                      -i-
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
         Section 8.10      Counterparts.........................................    12
         Section 8.11      Non-Recourse.........................................    12

                            CASH MANAGEMENT AGREEMENT

                  CASH MANAGEMENT AGREEMENT (this "AGREEMENT"), dated as of May 31, 2001, among, ALEXANDER'S KINGS PLAZA, LLC, a Delaware limited liability company ("PLAZA LLC"), ALEXANDER'S OF KINGS, LLC, a Delaware limited liability company ("KINGS LLC") and KINGS PARKING, LLC, a Delaware limited liability company ("PARKING LLC") (collectively, "BORROWER"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation ("LENDER").

                              W I T N E S S E T H:

                  WHEREAS, Borrower is the owner of that certain real property described on Exhibit A hereto (the "PROPERTY");

                  WHEREAS, Lender has made a loan (the "LOAN") to Borrower in the principal amount of TWO HUNDRED TWENTY THREE MILLION and 00/100 Dollars ($223,000,000.00), which Loan is evidenced by an Amended, Restated and Consolidated Promissory Note, dated as of the date hereof (the "NOTE"), made by Borrower to Lender and secured by (i) a certain Amended, Restated and Consolidated Mortgage and Security Agreement, dated as of the date hereof, made by Borrower in favor of Lender (the "SECURITY INSTRUMENT"), (ii) a certain Assignment of Leases and Rents, dated as of the date hereof, made by Borrower, as assignor, to Lender, as assignee (the "ASSIGNMENT OF LEASES"), and (iii) the Other Security Documents (as hereinafter defined);

                  WHEREAS, Lender has delivered to Agent (hereinafter defined), an Instruction Letter in the form attached as EXHIBIT E hereto (together with any modifications, amendments or replacements thereof, the "INSTRUCTION LETTER"), which provides that all Rents be deposited in the Lockbox Account (hereinafter defined) directly by each of the tenants at the Property and Agent has acknowledged receipt of the Instruction Letter and agreed to comply with the instructions contained therein by its execution of the Form of Acknowledgment attached as Schedule 1 to the Instruction Letter;

                  WHEREAS, from and after the date hereof, all funds deposited in the Lockbox Account shall be transferred by wire to the Cash Management Account;

                  WHEREAS, pursuant to the Security Instrument and the Assignment of Leases, Borrower has granted to Lender a security interest in all of Borrower's right, title and interest in, to and under the Rents and other revenues derived from or otherwise attributable or allocable to the Property, and has absolutely assigned and conveyed to Lender all of Borrower's right, title and interest in, to and under the Rents due and to become due to Borrower or to which Borrower is now or may hereafter become entitled, arising out of the Property or any part or parts thereof.

                  NOW, THEREFORE, in consideration of the agreements and covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINITIONS

                  As used herein, the following terms shall have the following definitions:

                  "Account": shall mean the Lockbox Account and the Cash Management Account.

                  "Affiliates": shall mean any Person, any other Person that, directly or indirectly is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

                  "Agent": shall mean First Union National Bank, together with its successors and assigns, as agent under this Agreement, or any replacement bank hereafter selected by Lender.

                  "Agreement": shall mean this Cash Management Agreement, dated as of the date hereof, among the Borrower and Lender, as amended, supplemented or otherwise modified from time to time.

                  "Applicable Interest Rate": as defined in the Note.

                  "Assignment of Leases": as defined in the Recitals hereto.

                  "Borrower": as defined in the first paragraph hereto, together with its permitted successors and assigns.

                  "Business Day": shall mean a day other than a Saturday, Sunday or other day in which commercial banks in New York, New York are authorized or required by law to close.

                  "Collateral": as defined in Section 5.1.

                  "Debt": as defined in the Security Instrument.

                  "Default Rate": as defined in the Security Instrument.

                  "Eligible Account": shall mean an identifiable account, separate from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company which complies with the definition of Eligible Institution or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital and surplus of at least Fifty Million Dollars and 00/100 ($50,000,000.00) and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

                  "Eligible Bank": shall mean a bank that (i) satisfies the Rating Criteria and (ii) is insured by the Federal Deposit Insurance Corporation.

                  "Eligible Institution": shall mean a depository institution or trust company that satisfies the Rating Criteria.

                  "Event of Default": as defined in the Security Instrument.

                  "Escrow Fund": as defined in Section 3.5 of the Security Instrument.

                  "Ground Lease Escrow Fund": as defined in Section 3.19 of the Security Instrument.

                  "Initial Deposit(s)": as defined in Section 3.3.

                  "Instruction Letter" shall have the meaning ascribed to such term in the Recitals.

                  "Leasing Reserve Agreement" shall mean that certain Tenant Improvement and Leasing Commission Reserve and Security Agreement dated the date hereof between Borrower and Lender.

                  "Lender": Morgan Guaranty Trust Company of New York, together with its successors and assigns.

                  "Lien": shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security instrument, or any other encumbrance, charge or transfer of, on or affecting the Property or any portion thereof or Borrower, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialman's or similar liens and encumbrances.

                  "Loan": as defined in the Recitals hereto.

                  "Loan Documents": shall mean collectively, this Agreement, the Note, the Security Instrument, the Assignment of Leases and any other document pertaining to the Property as well as all other documents executed and/or delivered in connection with the Loan.

                  "Lockbox Account": as defined in Section 2.1(a).

                  "Management Agreement": shall mean that certain management agreement, dated as of May 31, 2001, presently by and between Plaza LLC and/or Kings LLC and Manager, or any future management agreement entered into with respect to the Property in accordance with the terms and conditions of the Loan Documents.

                  "Manager": Vornado Management Corp., and its permitted successors and assigns.

                  "Monthly Administrative Fee": shall mean the monthly deposit in the amount of $416.67 to ensure timely payment of the amount pursuant to
Section 3.5 of the Security Instrument.

                  "Monthly Ground Lease Deposit": shall mean the monthly deposit to the Ground Lease Escrow Fund as calculated by Lender pursuant to Section 3.19 of the Security Instrument.

                  "Monthly Insurance Premium Deposit": shall mean the monthly deposit to the Escrow Fund as calculated by Lender pursuant to Section 3.5(b) of the Security Instrument to ensure the timely payment of Insurance Premiums.

                  "Monthly Leasing Reserve Deposit": shall mean the monthly deposit as may be required by Lender pursuant to the Leasing Reserve Agreement.

                  "Monthly Payment": the payment of principal and/or interest required to be made by Borrower to Lender pursuant to Article I of the Note.

                  "Monthly Payment Date": shall mean the date upon which each Monthly Payment is due pursuant to the Note.

                  "Monthly Replacement Reserve Deposit": shall mean the Monthly Deposit (as defined in the Replacement Reserve Agreement).

                  "Monthly Tax Deposit": shall mean the monthly deposit to the Escrow Fund as calculated by Lender pursuant to Section 3.5(a) of the Security Instrument to ensure the timely payment of Taxes.

                  "Note": as defined in the Recitals hereto.

                  "Obligations": as defined in Section 2.3 of the Security Instrument.

                  "Other Charges": as defined in Section 3.4 of the Security Agreement.

                  "Other Security Documents": as defined in Section 3.2 of the Security Instrument.

                  "Permitted Investments": as defined in Exhibit B.

                  "Person": shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any federal, state, country of municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

                  "Policy"/"Policies": as defined in Section 3.3(b) of the Security Instrument.

                  "Property": shall mean that certain real property listed in Exhibit A.

                  "Rating Agencies": shall mean each of Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch, Inc., or any other nationally recognized statistical rating agency which has been approved by Lender.

                  "Rating Criteria": shall mean with respect to any Person, the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by Standard &

Poor's Ratings Group ("S&P"), P-1 by Moody's Investors Service, Inc., and F-1+ by Fitch, Inc. in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least AA by Fitch, Inc. and S&P and Aa by Moody's).

                  "Rents": as defined in Section 1.1(h) of the Security Instrument.

                  "Replacement Reserve Agreement": shall mean that certain Replacement Reserve and Security Agreement dated the date hereof between Borrower and Lender.

                  "Security Instrument": as defined in the Recitals hereto.

                  "Taxes": as defined in Section 3.4 of the Security Instrument.

                  "UCC": as defined in Section 5.1(a)(iv).

                  2. THE ACCOUNTS

                  SECTION 2.1. ESTABLISHMENT OF ACCOUNTS. (a) Borrower shall establish an account with Agent into which Borrower shall deposit, or cause to be deposited, all Rents (the "LOCKBOX ACCOUNT").

                  (b) Borrower acknowledges that Lender has established a certain account (the "CASH MANAGEMENT ACCOUNT") into which all amounts constituting available funds on deposit in the Lockbox Account will be transferred.

                  SECTION 2.2. DEPOSITS INTO LOCKBOX ACCOUNT. Borrower represents, warrants and covenants that (a) if a new Lockbox Account is established, Borrower shall send a notice, substantially in the form of Exhibit C, to all tenants now or hereafter occupying space at the Property directing them to pay all Rent and other sums due under the lease to which they are a party into the Lockbox Account ("TENANT INSTRUCTIONS"), (b) Borrower shall send Tenant Instructions to any new tenants hereafter occupying the Property, (c) Borrower shall send a notice, substantially in the form of Exhibit D attached hereto, to Central Parking Corporation or such other agent now or hereafter managing the parking garage facility located on the Property ("GARAGE MANAGER"), directing the Garage Manager to send to the Lockbox Account all funds to be remitted to Borrower or the Manager ("GARAGE MANAGER INSTRUCTION"), (d) Borrower will immediately deposit all Rents and revenues it shall hereafter receive from the Property, if any, into the Lockbox Account, (e) Borrower shall instruct the Manager to immediately deposit all Rents and all other sums hereafter collected by Manager, if any, pursuant to the Management Agreement into the Lockbox Account, (f) there shall be no other accounts maintained by Borrower or any other Person into which revenues from the ownership and operation of the Property are directly deposited, (other than after they are disbursed to Borrower pursuant to Section 3.2 hereof) (g) so long as the Note shall be outstanding, neither Borrower nor any other Person shall open any other such account with respect to the direct deposit of income in connection with the Property, and (h) concurrently herewith, Lender and Borrower shall deliver an executed Instruction Letter to the Agent. Borrower shall not change the bank, bank location or account number of the Lockbox Account without Lender's prior written consent. In the event that Agent defaults under its obligations under the Instruction Letter or if Agent's credit rating falls below "A" as determined by S&P, within ten (10) Business Days after notice, Borrower will establish a new Eligible Account (which shall become the Lockbox Account) at an Eligible Institution selected by Borrower and reasonably approved by Lender and shall cause all funds in the existing Lockbox Account to be transferred to the new Lockbox Account and any future Rents from the Property to be deposited in such new Lockbox Account. Such new bank shall also execute an instruction letter acceptable to Lender on a form consistent with the Instruction Letter. Until deposited into the Lockbox Account, any Rents and other revenues from the Property hereafter collected and held by Borrower shall be deemed to be Collateral and shall be held in trust by it for the benefit, and as the property, of Lender and shall not be commingled with any other funds or property of Borrower. Notwithstanding anything to the contrary set forth elsewhere herein, in no event shall Security Deposits (as defined in the Security Instrument) be required to be deposited with Lender or be subject to the provisions of this Agreement except as expressly provided in
Section 3.7(i) of the Security Agreement.

                  SECTION 2.3. ACCOUNT NAME.

                  (a) The Lockbox Account shall be in the name of Plaza LLC established for the benefit of Lender and the Cash Management Account shall be in the name of Lender.

                  (b) In the event Lender transfers or assigns the Loan, Borrower, at Lender's request, shall change the name for whose benefit the Lockbox Account is held to the of the transferee or assignee. In the event Lender retains a servicer to service the Loan, Borrower, at Lender's request, shall change the name of each account to the name of the servicer, as agent for Lender.

                  SECTION 2.4. ELIGIBLE ACCOUNTS. Borrower and Agent shall maintain each Account as an Eligible Account.

                  SECTION 2.5. PERMITTED INVESTMENTS. Notwithstanding anything to the contrary contained in any of the other Loan Documents, sums on deposit in the Cash Management Account and any other escrow or reserve account with respect to the Loan, shall be invested in Permitted Investments provided (i) such investments are then regularly offered by Lender's servicer for accounts of this size, category and type, (ii) such investments are permitted by applicable federal, state and local rules, regulations and laws, (iii) the maturity date of the Permitted Investment is not later than the date on which sums in the Cash Management Account are required to be applied by Lender and (iv) no Event of Default shall have occurred and be continuing. Subject to the foregoing sentence, Borrower shall have the right to direct Lender to invest sums on deposit in the Cash Management Account and the other escrow and reserve accounts in Permitted Investments. All income earned from Permitted Investments shall be property of Borrower. Borrower hereby irrevocably authorizes and directs Lender to hold any income earned from Permitted Investments as part of the Cash Management Account. Borrower shall be responsible for payment of any federal, state or local income or other tax applicable to income earned from Permitted Investments. Notwithstanding anything to the contrary contained herein, at the present time, the only Permitted Investment Lender can offer is in an interest bearing money market account. No other investments of the sums on deposit in the Accounts or any escrow account shall be permitted except as set forth in this
Section 2.5. The definition of

Permitted Investments shall be deemed to include only those "Permitted Investments" then offered by Lender.

                  3. DEPOSITS

                  SECTION 3.1. TRANSFER TO THE CASH MANAGEMENT ACCOUNT. On June 10, 2001 and on each Business Day thereafter, Borrower shall cause Agent to withdraw all funds on deposit in the Lockbox Account and immediately transfer all such funds by wire transfer to Lender pursuant to written instructions from Lender given the date hereof (as such instructions may be changed by Lender from time to time thereafter) for deposit by Lender into the Cash Management Account.

                  SECTION 3.2. DISBURSEMENTS FROM THE CASH MANAGEMENT ACCOUNT. Lender shall apply all funds on deposit in the Cash Management Account on the tenth (10th) day of each month commencing on July 10, 2001 (and if such day is not a Business Day then the preceding day which is a Business Day) in following order of priority:

                  (a) First, funds sufficient to pay the Monthly Ground Lease Deposit shall be deposited in the Ground Lease Escrow Fund;

                  (b) Second, funds sufficient to pay the Monthly Tax Deposit shall be deposited in the Escrow Fund;

                  (c) Third, funds sufficient to pay the Monthly Insurance Premium Deposit shall be deposited in the Escrow Fund;

                  (d) Fourth, funds sufficient to pay the Monthly Payment shall be applied in accordance with the terms and provisions of the Note;

                  (e) Fifth, funds sufficient to pay the Monthly Replacement Reserve Deposit shall be deposited into the Replacement Reserve to the extent required and to be held and applied by Lender in accordance with the Replacement Reserve Agreement;

                  (f) Sixth, funds sufficient to pay the Monthly Leasing Reserve Deposit shall be deposited into the Leasing Reserve to the extent required and to be held and applied by Lender in accordance with the Leasing Reserve Agreement;

                  (g) Seventh, funds sufficient to pay any interest accruing at the Default Rate, and late payment charges, if any, shall be applied by Lender in accordance with the Loan Documents;

                  (h) Eighth, funds sufficient to pay the Monthly Administrative Fee shall be applied by Lender;

                  (i) Ninth, if applicable, all amounts remaining in the Cash Management after deposits for items (a) through (h) shall be applied by Lender to fund the Extension Lease Reserve (as defined and provided for in that certain Loan Document known as the Tenant Improvement and Leasing Commission Reserve and Security Agreement) until the balance thereof equals $1,200,000;

                  (j) Tenth, provided no Event of Default shall exist under the Loan Documents, all amounts remaining in the Cash Management Account after deposits for items (a) through (h) for the current month and all prior months shall be disbursed to the Borrower.

                  SECTION 3.3. THE INITIAL DEPOSITS. At the closing of the Loan, Lender shall determine, in its reasonable discretion, the initial deposit amounts (the "INITIAL DEPOSITS") required to be deposited in each of the Ground Lease Escrow Fund, the Escrow Fund, the Replacement Reserve and the Leasing Reserve and shall notify Borrower of such amounts. Borrower shall deposit the respective Initial Deposits into each Account.

                  4. WITHDRAWALS

                  SECTION 4.1. WITHDRAWALS FROM THE CASH MANAGEMENT ACCOUNT. Lender shall have the right to withdraw funds from the Cash Management Account in accordance with Section 3.2 hereof.

                  SECTION 4.2. SOLE DOMINION AND CONTROL. Borrower acknowledges and agrees that the Accounts are subject to the sole dominion, control and discretion of Lender, its authorized agents or designees, including Agent, subject to the terms hereof; and Borrower shall have no right of withdrawal with respect to any Account except with the prior written consent of Lender or as otherwise provided herein.

                  5. PLEDGE OF ACCOUNTS

                  SECTION 5.1. SECURITY FOR OBLIGATIONS.

                  (a) To secure the full and punctual payment and performance of all Obligations, Borrower hereby sells, assigns, conveys, pledges and transfers to Lender a first priority continuing security interest in and to the following property of Borrower, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the "COLLATERAL"):

                           (i) the Accounts and all cash, checks, drafts,
certificates and instruments, if any, from time to time deposited or held in the Accounts from time to time;

                           (ii) any and all amounts invested in Permitted
Investments;

                           (iii) all interest, dividends, cash, instruments and
other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and

                           (iv) to the extent not covered by clauses (i) - (iii)
above, all "proceeds" (as defined under the Uniform Commercial Code as in effect in the State in which the Accounts are located (the "UCC")) of any or all of the foregoing.

                  (b) Lender shall have with respect to the Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, as if such rights and remedies were fully set forth herein.

                  SECTION 5.2. RIGHTS ON DEFAULT. Upon the occurrence and continuation of an Event of Default, (a) Borrower shall have no further right in respect of (including, without limitation, the right to instruct Lender or Agent to transfer from) the Accounts and no further distributions shall be made from the Cash Management Account pursuant to Section 3.2(i) hereof, (b) Lender may liquidate and transfer any amounts then invested in Permitted Investments to the Accounts or reinvest such amounts in other Permitted Investments as Lender may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or pursuant to the other Loan Documents or to enable Lender to exercise and enforce Lender's rights and remedies hereunder or under any other Loan Document with respect to any Collateral, and (c) Lender shall have all rights with respect to the Accounts and the amounts on deposit therein as described herein and, notwithstanding anything to the contrary contained herein, may apply the amounts of such Accounts as Lender determines in its sole discretion including, but not limited to, payment of the Debt.

                  SECTION 5.3. FINANCING STATEMENT; FURTHER ASSURANCES. Simultaneously herewith, Borrower shall execute and deliver to Lender for filing a financing statement or statements in connection with the Lockbox Account, the Cash Management Account and the Collateral with respect thereto in the form required to properly perfect Lender's security interest therein. Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

                  SECTION 5.4. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations. Upon payment in full of the Obligations, this Agreement shall terminate and Borrower shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and Lender shall execute such instruments and documents as may be reasonably requested by Borrower to evidence such termination and the release of the lien hereof.

                  6. RIGHTS AND DUTIES OF LENDER

                  SECTION 6.1. REASONABLE CARE. Beyond the exercise of reasonable care in the custody thereof, Lender shall have no duty as to any Collateral in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any person or otherwise with respect thereto. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not be liable or responsible for any loss or damage to any of the

Collateral, or for any diminution in value thereof, by reason of the act or omission of Lender, its Affiliates, agents, employees or bailees, except to the extent that such loss or damage results from Lender's gross negligence or willful misconduct.

                  SECTION 6.2. INDEMNITY. Lender, in its capacity as secured party hereunder, shall be responsible for the performance only of such duties as are specifically set forth herein, and no duty shall be implied from any provision hereof. Lender shall not be under any obligation or duty to perform any act which would involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies. Borrower shall indemnify and hold Lender, their respective employees and officers harmless from and against any loss, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lender in connection with the transactions contemplated hereby, except to the extent that such loss or damage results from Lender's gross negligence or willful misconduct.

                  SECTION 6.3. RELIANCE. Lender shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it to be genuine, and it may be assumed that any person purporting to act on behalf of Borrower giving any of the foregoing in connection with the provision hereof has been duly authorized to do so.

                  SECTION 6.4. LENDER APPOINTED ATTORNEY-IN-FACT. Borrower hereby irrevocably constitutes and appoints Lender after an Event of Default has occurred and is continuing as Borrower's true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower with respect to the Collateral, and do in the name, place and stead of Borrower, all such acts, things and deeds for and on behalf of and in the name of Borrower, which Borrower could or might do or which Lender may deem necessary or desirable to more fully vest in Lender the rights and remedies provided for herein and to accomplish the purposes of this Agreement, provided, however, in the absence of an Event of Default, Lender shall be entitled in the event that Borrower fails to do so (after ten (10) days notice) to send Tenant Instructions, to all tenants now or hereafter occupying space at the Property and send a Garage Manager Instruction if applicable. The foregoing powers of attorney are irrevocable and coupled with an interest. If Borrower fails to perform any agreement herein contained and such failure shall continue for five
(5) Business Days after notice of such failure is given to Borrower, Lender may perform or cause performance of any such agreement, and any reasonable expenses of Lender and Agent in connection therewith shall be paid by Borrower.

                  SECTION 6.5. SERVICING. In the event that Lender retains a servicer on its behalf to service the Loan and administer the provisions of this Agreement, all references to Lender herein with respect to the administration of the Cash Management Account shall be deemed to also include such servicer as Lender may from time to time designate.

                  7. REMEDIES

                  SECTION 7.1. REMEDIES. Upon the occurrence of an Event of Default, Lender may:

                  (a) without notice to Borrower, except as required by law, and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral against the Obligations or any part thereof;

                  (b) in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC; and

                  (c) demand, collect, take possession of, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any portion thereof) as Lender may determine in its sole discretion.

                  SECTION 7.2. WAIVER. Except as expressly provided herein, Borrower hereby expressly waives, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral. Borrower acknowledges and agrees that ten (10) days' prior written notice of the time and place of any public sale of the Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to Borrower within the meaning of the UCC.

                  8. MISCELLANEOUS

                  SECTION 8.1. TRANSFERS AND OTHER LIENS. Borrower agrees that it will not (a) sell or otherwise dispose of any of the Collateral or (b) create or permit to exist any Lien upon or with respect to all or any of the Collateral, except for the Lien granted to Lender under this Agreement.

                  SECTION 8.2. NO LIABILITY OF LENDER. Notwithstanding the Lender's right to perform certain obligations of Borrower, it is acknowledged and agreed that Borrower retains control of the Property and operation thereof and notwithstanding anything contained herein or Lender's exercise of any of its rights or remedies hereunder, under the Loan Documents or otherwise at law or in equity, Lender shall not be deemed to be a mortgagee-in-possession nor shall Lender be subject to any liability with respect to the Property or otherwise based upon any claim of lender liability.

                  SECTION 8.3. NO WAIVER. The rights and remedies provided in this Agreement and the other Loan Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by Lender in exercising any right or remedy hereunder or under the Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Lender under this Agreement or by law may be exercised by Lender at any time and from time to time, and as often as Lender may deem it expedient. Any and all of Lender's rights with respect to the lien and security interest granted hereunder shall continue unimpaired, and Borrower shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) any proceeding of Borrower under the Federal Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes or any state, (b) except if paid under Section 3.2, the release or substitution of Collateral at any time, or of any rights or interests therein or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Lender in the event of any default, with respect to the Collateral or otherwise hereunder. No delay or extension of time by Lender in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon Borrower by Lender, shall constitute a waiver thereof, or limit, impair or prejudice Lender's right, without notice or demand, to take any action against Borrower or to exercise any other power of sale, option or any other right or remedy. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

                  SECTION 8.4. EXPENSES. The Collateral shall secure, and Borrower shall pay to Lender and Lender's counsel on demand, from time to time, all reasonable costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the creation or perfection of any lien or security interest granted or intended to be granted hereby, the custody, care, sale, transfer, administration, collection of or realization on the Collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Lender under this Agreement, the Note, the Security Instrument, or the other Loan Documents. Standard and customary fees and charges associated with the Accounts shall be paid by Borrower. Lender acknowledges that no servicing fee shall be charged with respect to servicing the Cash Management Account or collecting, holding and investing any other escrow or reserve accounts other than the Monthly Administrative Fee.

                  SECTION 8.5. ENTIRE AGREEMENT. This Agreement constitutes the entire and final agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

                  SECTION 8.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

                  SECTION 8.7. NOTICES. All notices required or permitted hereunder shall be given and become effective as provided in the Security Instrument.

                  SECTION 8.8. CAPTIONS. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

                  SECTION 8.9. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York without regard to conflicts of law principles of such State.

                  SECTION 8.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts.

                  SECTION 8.11. NON-RECOURSE. Borrower's liability hereunder is subject to the limitation on liability provisions of Article 14 of the Note, which provisions are incorporated herein by this reference, mutatis mutandis, and shall have the same force and effect as if set forth in length herein.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    BORROWER:

                                    ALEXANDER'S KINGS PLAZA, LLC, a Delaware
                                       limited liability company



                                    By:  /s/ Joseph Macnow
                                       -----------------------------------------
                                        Name:  Joseph Macnow
                                        Title: Executive Vice President


                                    ALEXANDER'S OF KINGS, LLC, a Delaware
                                       limited liability company



                                    By:  /s/ Joseph Macnow
                                       -----------------------------------------
                                        Name:  Joseph Macnow
                                        Title:  Executive Vice President

                                    KINGS PARKING, LLC,
                                       a Delaware limited liability company



                                    By:  /s/ Joseph Macnow
                                       -----------------------------------------
                                        Name:    Joseph Macnow
                                        Title:   Executive Vice President

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                    LENDER:


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a
                                       New York banking corporation


                                    By:  /s/ Steven Z. Schwartz
                                       -----------------------------------------
                                        Name: Steven Z. Schwartz
                                        Title: Managing Director

                                    EXHIBIT A

                                  THE PROPERTY






























                                    EXH. A-1

                                    EXHIBIT B

                  "Permitted Investments" means: any one or more of the following obligations or securities acquired at a purchase price of no greater than par and payable on demand or having a scheduled maturity on or before the Business Day preceding the date upon which such funds are required to be drawn, regardless of whether issued by Lender, the servicer of the Loan, the trustee under any securitization of the Loan or any of their respective Affiliates and having at all times the required ratings, if any, provided for in this definition, unless each Rating Agency shall have confirmed in writing to the Servicer that a lower rating would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the
Securities:

                  (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (ii) Federal Housing Administration debentures;

                  (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated system wide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (iv) federal funds, unsecured certificates of deposit, time or similar deposits, bankers' acceptances and repurchase agreements, with maturities of not more than 365 days, of any bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if such obligations are not rated by Moody's Investors Service, Inc. or Fitch, Inc., otherwise acceptable to Moody's Investors Service, Inc. or Fitch, Inc., as applicable, as confirmed in writing that such investment would not, in and of itself, result in a

                                    EXH. B-1
downgrade, qualification or withdrawal of the then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and mortgage loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if such obligations are not rated by Moody's Investors Service, Inc. or Fitch, Inc., otherwise acceptable to Moody's Investors Service, Inc. or Fitch, Inc., as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (vi) debt obligations with maturities of not more than 365 days rated by each Rating Agency (or, if such obligations are not rated by Moody's Investors Service, Inc. or Fitch, Inc., otherwise acceptable to Moody's Investors Service, Inc. or Fitch, Inc., as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one (1) year after the date of issuance thereof) with maturities of not more than 365 days and that is rated by each Rating Agency (or, if such obligations are not rated by Moody's Investors Service, Inc. or Fitch, Inc., otherwise acceptable to Moody's Investors Service, Inc. or Fitch, Inc., as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move

                                    EXH. B-2
proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (viii) the Federated Prime Obligation Money Market Fund (the "Fund") so long as the Fund is rated as AAAm or AAAm-G by S&P or AAA by each other Rating Agency (or, if such obligations are not rated by S&P, Moody's Investors Service, Inc. or Fitch, Inc., otherwise acceptable to S&P, Moody's Investors Service, Inc. or Fitch, Inc., as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities); and

                  (ix) any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, provided that each Rating Agency has confirmed in writing to the Servicer, special servicer (if any) or Trustee, as applicable, that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities;

provided, however, that, (a) in the judgment of the Servicer, such instrument continues to qualify as a "cash flow investment" pursuant to Section 860G(a)(6) of the Code earning a passive return in the nature of interest, and (b) that no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments, (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of one hundred twenty percent (120%) of the yield to maturity at par of such underlying investment, or (iii) such instrument or security has a maturity of more than 365 days.


                                    EXH. B-3

                                    EXHIBIT C

                              LETTER OF INSTRUCTION

                               __________ __, 2001

                             [TENANTS UNDER LEASES]

         Re:   Lease dated __________ between _____________, as
               Landlord, and _______________, as Tenant, concerning premises known as Kings Plaza Shopping Center


Gentlemen:


                  This letter shall constitute notice to you that the undersigned has granted a security interest in the captioned lease and all rents, additional rent and all other monetary obligations to landlord thereunder (collectively, "RENT") in favor of Morgan Guaranty Trust Company of New York, its successors and assigns, as lender ("LENDER"), to secure certain of the undersigned's obligations to Lender. The undersigned hereby irrevocably instructs and authorizes you to disregard any and all previous notices sent to you in connection with Rent and hereafter to deliver by wire transfer of immediately available funds or by check all Rent as follows:

                  If by check:


                                    [Alexander's]


                  If by wire:

                                    ____________________
                                    ____________________
                                    ____________________
                                    ____________________
                                    ____________________

                  The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that Morgan Guaranty Trust Company of New York, under that certain Cash Management Agreement dated as of [__________, 2001] between the undersigned and Lender, or any successor lender so identified by Lender, may by written notice to you rescind the instructions contained herein.


                                                 Sincerely,


                                                 [BORROWER]



                                    EXH. C-1

                                    EXHIBIT D

                              LETTER OF INSTRUCTION

                               __________ __, 2001

                                [GARAGE MANAGER]

       Re: Management Agreement dated __________ between _____________, as Owner, and _______________, as Agent, concerning premises known as Kings Plaza Shopping Center

Gentlemen:

                  This letter shall constitute notice to you that the undersigned has granted a security interest in the captioned management agreement and all rents, additional rent and all other monetary obligations to owner thereunder (collectively, "RENT") in favor of Morgan Guaranty Trust Company of New York, its successors and assigns, as lender ("LENDER"), to secure certain of the undersigned's obligations to Lender. The undersigned hereby irrevocably instructs and authorizes you to disregard any and all previous notices sent to you in connection with Rent and hereafter to deliver by wire transfer of immediately available funds or by check all Rent as follows:

                  If by check:


                                    [Alexander's]


                  If by wire:


                                    ____________________
                                    ____________________
                                    ____________________

                  The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that Morgan Guaranty Trust Company of New York, under that certain Cash Management Agreement dated as of ________, 2001 between the undersigned and Lender, or any successor lender so identified by Lender, may by written notice to you rescind the instructions contained herein.


                                          Sincerely,


                                          [BORROWER]



                                    EXH. D-1

                                    EXHIBIT E

                            AGENT INSTRUCTION LETTER
                                 [_______], 2001

                      [TO BE SIGNED BY BORROWER AT CLOSING]


FIRST UNION NATIONAL BANK
[INSERT CONTACT NAME AND TEL. NUMBER]


                  Re:   KINGS PLAZA SHOPPING CENTER

Ladies and Gentlemen:

                  ALEXANDER'S KINGS PLAZA,LLC, a Delaware limited liability company, ALEXANDER'S OF KINGS, LLC, a Delaware limited liability company and KINGS PARKING, LLC, a Delaware limited liability company (collectively "BORROWER") has entered into a Amended, Restated and Consolidated Mortgage and Security Agreement, dated as of [___________, 2001] (the "MORTGAGE") with MORGAN GUARANTY TRUST COMPANY OF NEW YORK (together with its successors and assigns, "LENDER"), pursuant to which Lender has provided financing (the "LOAN") to Borrower secured by the property described in the caption of this Instruction Letter (the "PROPERTY"). The Property is currently being managed by Vornado Realty Trust ("MANAGER").

                  Currently, the Borrower has on the date hereof established the following account (the "LOCKBOX ACCOUNT") with you:

                  Name:
                  Account Name:
                  Account No.:
                  Ref:

                  Borrower hereby notifies you that Lender has required that it implement certain automatic clearing and processing functions and hereby instructs you, commencing on the date hereof, to disburse all revenues from the Property ("REVENUES") deposited in the Lockbox Account from time to time in accordance with the following terms and provisions:

                  1. Concurrently herewith, you shall establish a post office box address in which Borrower shall cause all Revenues in the form of wire transfers, checks, money orders and similar instruments to be delivered. Within one business day of receipt, you shall receive and process all Revenues and shall deposit the same into the Lockbox Account referred to above. Checks made payable to Borrower, the Manager, the Property or the Lockbox Account shall be deemed suitable for deposit in the Lockbox Account. Items deposited with you that are returned for insufficient or uncollected funds will be redeposited the first time. Items returned unpaid a second time shall be processed in accordance with your standard procedures.


                                    EXH. E-1

                  2. The Lockbox Account shall be an account of Borrower but shall be under the sole dominion and control of Lender and any servicer of the Loan (a "SERVICER") or other designee of Lender named below or in a subsequent written notice from Lender. You shall follow the written instructions of Lender only. The Lockbox Account shall be assigned the federal tax identification number of Borrower, which number is [___________]. You shall hold amounts on deposit in the Lockbox Account as agent for Lender and shall not commingle such amounts with any other amounts held by you on behalf of Lender, Borrower or any other person or entity.

                  3. Borrower hereby notifies you that, in accordance with that certain Cash Management Agreement, dated as of [___________], 2001, among Borrower and Lender (the "CASH MANAGEMENT AGREEMENT"), the Lockbox Account and all amounts held therein from time to time, and all renewals, replacements and substitutions therefor, have been irrevocably pledged to Lender, and Lender has been granted a first priority security interest therein, as additional security for the Loan. In connection with such pledge, Borrower and Manager hereby irrevocably waive all right of withdrawal from the Lockbox Account.

                  4. Beginning on June 10, 2001, Borrower hereby irrevocably instructs (which instructions may from time to time be amended by Lender in writing) and authorizes you to disburse on each Business Day, and at any time the available funds on deposit in the Lockbox Account are equal to or greater than [$_______], via the ACH System, if available, or otherwise by wire transfer, all amounts constituting available funds on deposit in the Lockbox Account the following account:

         BANK:
         ABA #:
         ACCT. NAME:
         ACCT. NO.:
         REF.:

                  5. Lender shall be entitled to exercise any and all rights of Borrower in respect of the Lockbox Account and Borrower and Manager hereby irrevocably authorize Lender to give you instructions and directions in respect of the Lockbox Account as Lender may deem necessary or desirable in order to effectuate the provisions of this Instruction Letter and the Cash Management Agreement.

                  6. You shall be entitled to rely upon the accuracy, act in reliance upon the contents and assume the genuineness, of any notice, instruction, certificate, signature, instrument or document which is given to you pursuant to this Agreement without the necessity of your verifying the truth or accuracy thereof. You shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instruction or to execute any such certificate, instrument or document. You shall have no duty to Borrower, Lender, Manager or any other person or in connection with the Clearing Account except as set forth in this Agreement.

                                    EXH. E-2

                  7. The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that Lender or the Servicer may, by written notice to you, amend the instructions contained herein.

                  8. In the event that you fail to acknowledge that its procedures with respect to the Lockbox Account are governed by this letter due to an objection to the terms hereof or otherwise, Borrower and Manager each hereby appoints Lender as its attorney-in-fact with full authority to make changes to this letter and to execute on behalf of Borrower and/or Manager any new modified letter acceptable to you.

                  9. Matters not covered by this letter shall be determined in accordance with your customary procedures and in the event of a conflict between the terms of this letter and your customary procedures, the terms of this letter shall govern.

                  10. The undersigned also notifies you that the name and address of the current Servicer with respect to the Cash Management Agreement is: [NAME AND ADDRESS OF SERVICER]

                  If you have any questions concerning this letter or the Cash Management Agreement, please contact [NAME OF BANKER] of Lender at ____________________ or ______________ of the Servicer at [__________________].

         The address of the current Manager is:
                  [_______________________]
                  [_______________________]
                  [_______________________]


                                    EXH. E-3

                  Please acknowledge receipt of this letter and your agreement to the terms described herein by executing and returning to Borrower an acknowledgment in the form of Schedule 1 hereto.


                                                          [BORROWER]


                                                          [MANAGER]



ACKNOWLEDGED AND AGREED:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK

By:  ____________________________
     Name:
     Title:














                                    EXH. E-4

                                                                      SCHEDULE 1

                             FORM OF ACKNOWLEDGMENT

                               [________ __], 2001


[BORROWER]



MORGAN GUARANTY TRUST COMPANY OF NEW YORK


Attention:  [NAME OF BANKER]

Gentlemen:

                  Reference is made to that certain Instruction Letter dated as of [______], 2001 (the "INSTRUCTION LETTER") from ALEXANDER'S KINGS PLAZA, LLC, ALEXANDER'S OF KINGS, LLC AND KINGS PARKING, LLC (collectively, "BORROWER") and Manager (as defined in the Instruction Letter). I, [__________], on behalf of [BANK] (the "BANK"), hereby acknowledge receipt of the instructions set forth in the Instruction Letter and notice of the pledges and security interest described therein. The Bank hereby agrees to recognize the pledges and security interest described therein and to perform the instructions set forth in the Instruction Letter.

                  If you have any questions, please call [__________________] at ([___]) [___]-[______].


                                               [FIRST UNION NATIONAL BANK]


                                               By:_____________________________
                                                   Name:
                                                   Title:

LOCK BOX ADDRESS:
[_____________________________]
[_____________________________]
[_____________________________]


                                    SCH. 1-1